Investor Presentation January 2022 Filed by First Interstate BancSystem, Inc. pursuant to Rule 425 under the Securities Act of 1933 Subject Company: Great Western Bancorp, Inc. Commission File No. 001-36688 Date: January 27, 2022 Exhibit 99.2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Page 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include statements about the benefits of the previously announced proposed business combination transaction between First Interstate BancSystem, Inc. (“FIBK”) and Great Western Bancorp, Inc. (“GWB”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, strategies, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in FIBK’s and GWB’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward- looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between FIBK and GWB; the outcome of any legal proceedings that may be instituted against FIBK or GWB; the possibility that the Transaction does not close when expected or at all because required approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate; the ability to promptly and effectively integrate the businesses of FIBK and GWB; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of FIBK’s or GWB’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and the impact of the global COVID-19 pandemic on FIBK’s or GWB’s businesses, the ability to complete the Transaction or any of the other foregoing risks. These factors are not necessarily all of the factors that could cause FIBK’s, GWB’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm FIBK’s, GWB’s or the combined company’s results. All forward-looking statements attributable to FIBK, GWB, or the combined company, or persons acting on FIBK’s or GWB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and FIBK and GWB do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If FIBK or GWB update one or more forward- looking statements, no inference should be drawn that FIBK or GWB will make additional updates with respect to those or other forward-looking statements. Further information regarding FIBK, GWB and factors which could affect the forward-looking statements contained herein can be found in FIBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021, and September 30, 2021, and its other filings with the SEC, and in GWB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and its other filings with the SEC.

Additional Information about the Transaction and Where to Find It Page 3 In connection with the Transaction, FIBK has filed with the SEC a Registration Statement on Form S-4 to register the shares of FIBK capital stock to be issued in connection with the Transaction. The Registration Statement includes a joint proxy statement of FIBK and GWB that also constitutes a prospectus of FIBK. The definitive joint proxy statement/prospectus has been sent to the shareholders of FIBK and stockholders of GWB with respect to the Transaction and other related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING FIBK, GWB, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FIBK or GWB through the website maintained by the SEC at http://www.sec.gov or from FIBK at its website, www.fibk.com, or from GWB at its website, www.greatwesternbank.com. Documents filed with the SEC by FIBK will be available free of charge by accessing the “SEC Filings” page of FIBK’s website at www.fibk.com/sec-filings, or alternatively by directing a request by mail or telephone to First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, Montana, 59116, Attention: John Stewart, Deputy Chief Financial Officer, telephone: 406-255-5311, and documents filed with the SEC by GWB will be available free of charge by accessing GWB’s website at www.greatwesternbank.com under the tab “Investor Relations” and then under the heading “Financial Info – Documents” or, alternatively, by directing a request by telephone or mail to Great Western Bancorp Inc., 225 South Main Avenue, Sioux Falls, South Dakota 57104, (605) 988-9253.

FIBK Overview Page 4 Overview Headquarters Billings, MT Kroll Rating (Subordinated Notes) BBB Total Assets $19.7 Billion Trust Assets Under Management $5.9 Billion Total Deposits $16.3 Billion Description • Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming: • 147 banking offices • 217 ATMs, plus 37,000 MoneyPass ATMs • Offering a full suite of products: • Commercial Banking • Credit Card Products • Indirect Lending • Mortgage • Guided by four strategic pillars: • Our People, Our Priority • Relentless Client Focus • Future-Ready, Today • Financial Vitality Asset Mix Liability Mix Q4 2021 Revenue Breakdown • Retail and Small Business • SBA Lending • Treasury Management • Wealth Management Net Loans HFI 46.8% Investment Securities 33.1% Cash 11.9% Goodwill & Intangible Assets 3.5% Company Owned Life Insurance 1.5% Premises & Equipment 1.5% Other Assets 1.3% Mortgage Loans HFS 0.2% Mortgage Servicing Rights 0.1% Deposits 92.0% REPOs 5.9% Long-Term Debt 0.6% TruPS 0.5% Other 1.0% Net Interest Income 76.5% Non-Interest Income 23.5% As of December 31, 2021

Investment Highlights • Experienced leadership team • Strong financial performance • Synergistic growth opportunities following the Great Western merger • Diversified client base tempers economic volatility • Highly liquid, asset sensitive balance sheet positioned for higher rates • Strong core deposit funding • Conservative credit strategy, limiting exposure to large losses • Stable sources of non-interest income Page 5

Name Title Age Industry Experience Years at FIBK Kevin P. Riley President and Chief Executive Officer 62 30+ Years 8 Years Marcy D. Mutch Chief Financial Officer 62 30+ Years 15 Years Russell A. Lee Chief Banking Officer 65 40+ Years 6 Years Jodi Delahunt Hubbell Chief Operating Officer 56 30+ Years 4 Years Phillip G. Gaglia Chief Risk Officer 58 30+ Years 32 Years Kirk D. Jensen General Counsel 51 20+ Years 6 Years Rachel B. Turitto Chief Human Resources Officer 37 15+ Years 5 Years David C. Redmon Chief of Staff 57 3 Years 3 Years Experienced Leadership Team Page 6 As of December 31, 2021

to over 300 banking offices in 14 states 7 Building the First Interstate Franchise Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming 1968 2019 11 BRANCHES $725 MILLION 2018 20 BRANCHES $814 MILLION 2019 3 BRANCHES $130 MILLION 2014 Mountain West Financial Corp. 2015 Absarokee Bancorporation, Inc. 2016 7 BRANCHES $225 MILLION Flathead Bank of Bigfork 2017 46 BRANCHES $3.2 BILLION Expand into Idaho, Oregon, and Washington 2008 Expand into adjacent markets in South Dakota 2022 170 BRANCHES $13 BILLION Existing First Interstate Bank branches Additional through Great Western acquisition

Attractive Markets: Historically Stable Employment B est 5 States 1 Nebraska 1.8% 2 Utah 2.1% 3 Oklahoma 2.5% 4 Idaho 2.6% 5 Vermont 2.6% Wo rst 5 States 50 California 6.9% 49 Nevada 6.8% 48 New York 6.6% 47 New Jersey 6.6% 46 New M exico 6.2% 0.0% to 3.0% 3.0% to 4.0% 4.0% to 6.0% Source: Bureau of Labour Statistics 6.0% to 8.0% Data as of: 11/30/2021 8.0% or more (U.S. Avg = 3.9%) SOUTH DAKOTA 2.8% (RANKED 9TH) (RANKED 21ST) 3.7% 2.7% (RANKED 7TH) MONTANA WYOMING WASHINGTON OREGON 4.7% 4.2% 2.6% IDAHO (RANKED 4TH) (RANKED 26TH) (RANKED 29TH)      

Page 9 Solid Funding Base

Strong Core Deposit Base Page 10 As of December 31, 2021 Overview Total Deposits $16.3 Billion Total Core Deposits* $16.1 Billion Cost of Deposits, incl. Repos (Q4 2021) 4 basis points Demand Non- Interest Bearing 34% Demand Interest Bearing 29% Savings 31% Time, Other 5% Time, $250K and over 1% *Core Deposits defined as total deposits excluding time deposits >$250,000 and Brokered Deposits Sources: SNL and company reports

Source of Deposits Allocation of $16.1B of Deposits by State Page 11 *The market share percentages are per the FDIC, not including Credit Union Deposits within each community. As of December 31, 2021 LOCATION MARKET SHARE* JUNE 2021 LOCATION MARKET SHARE* JUNE 2021 Laramie, WY 45% Jackson, WY 13% Riverton, WY 50% Nampa, ID 11% Sheridan, WY 40% Kalispell, MT 15% Missoula, MT 27% Coeur d’Alene, ID 6% Casper, WY 25% Cheyenne, WY 11% Great Falls, MT 33% Medford, OR 6% Gillette, WY 25% Rapid City, SD 9% Billings, MT 25% Boise, ID 4% Redmond, OR 26% Spokane, WA 5% Spearfish, SD 14% Eugene, OR 1% Bend, OR 22% Salem, OR 1% Helena, MT 21% Portland, OR .34% Bozeman, MT 16% Seattle, WA .04% Montana 39% South Dakota 7% Wyoming 20% Idaho 12% Washington 5% Oregon 17%

Balance of Consumer and Business Deposits 57% 57% 55% 53% 51% 50% 50% 50% 43% 43% 45% 47% 49% 50% 50% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Total Consumer Deposits Total Business Deposits Page 12 P e rc e n t (% ) As of the applicable period end

Page 13 Credit Portfolio

Diversified Loan Portfolio by Industry Loan Mix Commercial Commercial Real Estate & Construction Agriculture RE 2% Commercial RE 43% Residential RE 16% Construction RE 11% Consumer 10% Agriculture 2% Commercial 16% $9.3 Billion in Loans Real Estate and Rental and Leasing 19% Health Care and Social Assistance 10% Construction 9% Retail Trade 8% Manufacturing 7% Transportation and Warehousing 6% Professional, Scientific, and Technical Services 6% Accommodation and Food Services 5% Finance and Insurance 4% Management of Companies and Enterprises 2% All Other 24% Owner Occupied 33% Non-Owner Occupied 38% Residential Real Estate - Multi Family 9% Land Acquisition and Development 5% Residential Construction 5% Commercial Construction 10% Page 14 As of December 31, 2021 • Average (total) loan size = $74k outstanding / $94k committed exposure • Average C&I loan size = $136k outstanding / $245k committed exposure • Average CRE loan size = $867k outstanding / $1,013k committed exposure

Loan Portfolio by State Idaho 8% Montana 25% Oregon 18% South Dakota 5% Washington 11% Wyoming 9% Other* 24% Page 15 * “Other” is an aggregation of central lines of business that includes residential mortgages, credit cards, and indirect consumer loans. As of December 31, 2021

Trends in Unfunded Commitments Page 16 55.4% 66.6% 42.2% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% Jan '19 Feb '19 Mar '19 Apr '19 May '19 Jun '19 Jul '19 Aug '19 Sep '19 Oct '19 Nov '19 Dec '19 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 Unfunded as a % of Commitment Revolving and Non-Revolving Lines of Credit Revolving Non-Revolving As of the applicable period end

Trends in Unfunded Revolving Commitments Page 17 66.6% 33.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% Jun 2020 Sep 2020 Dec 2020 Mar 2021 Jun 2021 Sep 2021 Dec 2021 Percentage Used / Unused (Revolving)* Total Unfunded Commitments % Total Funded Commitments % 0 200 400 600 800 1,000 1,200 M il li o n s Commitments by Loan Portfolio (Revolving)** Total Funded Total Unfunded **As of December 31, 2021*As of the applicable period end

Indirect Auto: Lending Consumer Indirect Production Indirect Loan Portfolio Page 18 As of December 31, 2021 • Est. Average Effective Term of RV: 45 months • Est. Average Effective Term of Auto: 32 months $ i n M il li o n s New Auto 23% Other 9% RV 24% Used Auto 44%4.73% 4.61% 4.52% 4.79% 4.80% 4.57% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 0 50 100 150 200 250 Q2 2020 Q3 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Consumer Indirect Production Average Dealer Quoted Rate

Indirect Auto: Delinquency Originations from a credit quality perspective • Approximately 57% of portfolio balances reflect originations above a 750 FICO score • Approximately 88% of portfolio balances reflect originations above a 700 FICO score • Not participating in the subprime space; 0.10% of the portfolio has a score below 620 December 31, 2021, Delinquency at 0.89% Page 19 30-Day+ Delinquency 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 2020 2021

Improving Asset Quality Non-Performing Loans to Loans Held for Investment (LHFI) Non-Performing Assets to Total Assets Non-Performing Assets to LHFI + OREO 0.39% 0.49% 0.39% 0.35% 0.29% 0.24% 0.20% 0.19% 0.15% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.55% 0.71% 0.57% 0.54% 0.49% 0.42% 0.36% 0.36% 0.30% 0.00% 0.40% 0.80% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.64% 0.80% 0.64% 0.59% 0.51% 0.44% 0.38% 0.39% 0.32% 0.00% 0.50% 1.00% 1.50% 2.00% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 As of December 31, 2021, non-performing assets decreased $7.7 million, or 20.6%, to $29.7 million, compared to $37.4 million as of September 30, 2021, primarily due to a decrease in non-accrual loans of $5.0 million, or 16.7%, a decrease in accruing loans past 90 days or more of $2.4 million, or 46.2%, and a decrease in other real estate owned of $0.3 million, or 13.0%. Page 20

Criticized and Classified Loans 4.34% 4.49% 3.65% 3.74% 3.49% 3.16% 2.78% 2.61% 2.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 2.58% 2.80% 2.43% 2.19% 1.96% 1.62% 1.47% 1.58% 1.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q42021 Criticized Loans to LHFI Classified Loans to LHFI Criticized loans decreased $34.5 million, or 13.7%, to $216.7 million as of December 31, 2021, from $251.2 million as of September 30, 2021, driven primarily by upgrades in commercial real estate and loan paydowns in the commercial real estate and agricultural real estate loan portfolios. As of December 31, 2021, criticized loans decreased $125.4 million from $342.1 million as of December 31, 2020. Classified Loans decreased $22.0 million, or 14.5%, to $130.1 million as of December 31, 2021, from $152.1 million as of September 30, 2021, due to loan paydowns in the commercial real estate and agricultural real estate loan portfolios. Page 21

Top 10 Relationships Page 22 Borrower Industry Outstandings Unfunded Commitments Other Activities Related to Real Estate 49,631,601 41,717,919 91,349,520 Engineering Services 26,431,129 32,997,988 59,429,117 Lessors of Residential Buildings and Dwellings 31,536,876 22,685,598 54,222,474 Lessors of Residential Buildings and Dwellings 20,422,936 31,137,400 51,560,336 Offices of Physicians (except Mental Health Specialists) 33,836,158 16,612,620 50,448,779 Lessors of Nonresidential Buildings (except Miniwarehouses) 49,662,403 83,843 49,746,246 Other Activities Related to Real Estate 32,296,857 17,044,587 49,341,444 Hotels (except Casino Hotels) and Motels 42,340,000 0 42,340,000 Other Activities Related to Real Estate 14,577,654 22,781,570 37,359,224 Lessors of Residential Buildings and Dwellings 36,290,059 545,941 36,836,000 Our $35 million in-house lending limit is well below the legal lending limit of $285 million in order to reduce the risk within the loan portfolio. Currently only 14 relationships exceed the in-house lending limit. As of December 31, 2021

Page 23 Current Expected Credit Loss (CECL)

Allowance for Credit Loss (ACL) – Funded Allocation by Segment

($000's)	3Q21			4Q21		
Segments	Outstanding Balances*	ACL	ACL Rate	Outstanding Balances*	ACL	ACL Rate
Agricultural	$ 217,335	$ 380	0.17%	$ 202,569	$ 331	0.16%
Agricultural Credit Cards	1,655	7	0.44%	1,546	2	0.13%
Agriculture RE	228,047	3,053	1.34%	214,365	1,818	0.85%
CRE Non-Owner Occupied	1,873,176	24,101	1.29%	1,906,936	17,337	0.91%
CRE Owner Occupied	1,609,677	16,035	1.00%	1,656,926	13,253	0.80%
Commercial & Floor Plans	1,020,442	29,410	2.88%	1,008,381	26,996	2.68%
Commercial Construction	632,546	6,743	1.07%	498,151	6,025	1.21%
Commercial Credit Cards	74,590	231	0.31%	73,306	105	0.14%
Commercial Purpose 1-4 Family	255,909	4,192	1.64%	269,735	4,443	1.65%
Consumer Direct & AdvanceLine	132,209	4,662	3.53%	127,685	4,561	3.57%
Consumer Home Equity & HELOC	391,794	1,315	0.34%	394,708	1,238	0.31%
Consumer Indirect	765,322	15,445	2.02%	737,661	14,298	1.94%
Consumer Credit Cards	64,868	1,810	2.79%	64,977	2,223	3.42%
Land Acquisition and Development	260,100	887	0.34%	247,893	528	0.21%
Residential Construction	263,806	1,841	0.70%	262,021	2,388	0.91%
CRE Multi-Family	366,687	11,805	3.22%	420,971	13,255	3.15%
Residential 1-4 Family	1,170,896	13,204	1.13%	1,145,837	13,428	1.17%
	$9,329,059	$135,122	1.45%	$9,233,668	$122,231	1.32%
Allowance for Credit Loss as a % of LHFI, including PPP loans:						1.31%

*Variance between modeled loan outstanding balances and total loans are primarily Paycheck Protection Program (PPP) Loans, New Market Tax Credits and overdrafts. Totals may not sum due to rounding and/or non-disclosed segments.

Page 24

As of December 31, 2021

Page 25 Balance Sheet Management

Investment Portfolio Quarterly New Purchases: Average Yield Quarterly New Purchases: Duration A/L Portfolio Composition ($6.52 Billion) 1.5% 1.2% 1.0% 1.3% 1.4% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Q4-21Q3-21Q2-21Q1-21Q4-20 As of December 31, 2021 0% 0% 0% 1% 3% 4% 8% 8% 14% 16% 17% 29% 0% 5% 10% 15% 20% 25% 30% 35% ABS CMO Floating Small Business Floating MBS Private Label Corporate Municipal CMBS Structured Finance Treasury / Agency CMO Fixed MBS 2.29 3.35 4.28 4.83 2.2 3.03 0.00 1.00 2.00 3.00 4.00 5.00 6.00 Q4-21Q3-21Q2-21Q1-21 Including Fair Value Hedge Including Fair Value Hedge

Attractive Duration Profile 3.27 3.60 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 D e c -2 0 J a n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 A u g -2 1 S e p -2 1 O c t- 2 1 N o v -2 1 D e c -2 1 INVESTMENT DURATION Securities Duration Securities + Fair Value Hedge Duration

Interest Rate Sensitivity Page 28 NET INTEREST INCOME CHANGE ($) NET INTEREST INCOME CHANGE (%) Basecase assumes static balance sheet as of December 31, 2021, and parallel rate shifts. 30.47% 22.87% 15.25% 7.68% 3.88% 0.00% -4.49% -8.24% -13.65% -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% +400 bps +300 bps +200 bps +100 bps +50 bps Base -50 bps -100 bps -200 bps NET INTEREST INCOME (NII) - Shocks $580 $546 $512 $479 $462 $445 $425 $408 $384 $0 $100 $200 $300 $400 $500 $600 $700 +400 bps +300 bps +200 bps +100 bps +50 bpsBase-50 bps-100 bps-200 bps M il li o n s NET INTEREST INCOME VOLATILITY - 12 MONTH HORIZON Net Interest Income (NII) ALCO Limits

Well Positioned to Benefit from Higher Rates Page 29 • 14.7% Increase in Core Deposits (Q4-21 vs. Q4-20) • 4 BPS Total Deposit Costs, incl. Repos (Q4 2021) • $2.2B Cash Position (12-31-21) We remain well positioned for the environment as deployment of excess liquidity could provide meaningful earnings power. Industry liquidity may also lead to lower betas in next rising rate cycle. ASSUMPTIONS • % Change in annual NII versus static rates (12-31-21) • +100 bps parallel ramp over the next 12 months • Year 2 Impacts Record deposit growth could lead to meaningful NII improvement in a rising rate scenario Example: $1.6 billion invested would result in 7% higher NII, versus the modeled static scenario. *Current beta 10% 20% 30%* 40% + 1,600 Million 9.4% 8.0% 6.6% 5.2% Deposit Betas Increase in Investment Securities

Page 30 As of December 31, 2021 LOAN REPRICING GAP SCHEDULE* *Contractual Repricing Benchmarks Well Positioned to Benefit from Higher Rates LOAN REPRICING CHARACTERISTICS Fixed 53.64% Adjustable (Excl: 1M Libor) 21.45% Libor 1M 12.25% Variable 12.66% $4,521 $2,780 $1,380 $650 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 <= 1 Yr >1 Yr < 3 YR <3 Yr <= 5 Yr > 5 Yr MATURITY/REPRICING BUCKETS ($ in Millions)

Page 31 Current Financial Performance

Pre-Provision Net Revenue (PPNR) Page 32 1 Net Income Before Tax + Provision Expense. PPNR is a Non-GAAP measurement. See Appendix for Non-GAAP reconciliation. The decrease in PPNR during Q4 2021 was due to a decline in net interest income of $5.1 million, primarily driven by a decrease in PPP interest and fees. A decrease in non-interest income of $2.3 million, primarily resulting from lower mortgage banking revenue, also contributed to the decline. 1 $64.9 $60.4 $55.1 $60.7 $57.0 1.48% 1.37% 1.18% 1.26% 1.15% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% $54.0 $56.0 $58.0 $60.0 $62.0 $64.0 $66.0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ i n M il li o n s PPNR PPNR/Avg Assets (annualized)

2.91% 2.69% -8 BPS 0 BPS 0 BPS 1 BPS -16 BPS 1 BPS 0 BPS 0 BPS 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% Q3-21 Loans Investments Cash Deposits Loans Investments Cash Deposits Q4-21 NET INTEREST MARGIN CONTRIBUTION: BREAKDOWN Net Interest Margin Analysis: Contribution to Change Page 33 RATE IMPACT MIX IMPACT

Non-Interest Income Payment Services 30.2% Mortgage Banking 21.4% Wealth Management 19.3% Deposit Service Charges 11.8% Other Service Charges and Fees 7.5% Other Income 9.9% 23.5% of Total Revenue Page 34 Quarter Ended December 31, 2021

Payment Services $3.2 $6.4 $1.7 Total: $11.3 Million** Debit Interchange Credit Interchange Other fee income $232.8 $239.4 $218.8 $262.3 $270.1 $273.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Credit Card Volumes* Business Consumer **As of December 31, 2021 (in millions) Page 35 $ i n m il li o n s *As of the applicable period end

Mortgage Production QUARTERLY PRODUCTION VOLUME Page 36 As of December 31, 2021 M il li o n s 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $100 $200 $300 $400 $500 $600 $700 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Purchase Refinance % Sold to Secondary Market

Wealth Management $3,688 $574 $1,352 $267 Total: $5,881 Million Discretionary Non-Discretionary Brokerage Retirement Plan $3,600 $4,100 $4,600 $5,100 $5,600 $6,100 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Assets Under Administration As of December 31, 2021 (in millions) Page 37 $ i n m il li o n s

Page 38 Growth Strategies and Capital Allocation

Maximizing Shareholder Value Management’s priority is to deploy capital through: Page 39 Return on Capital Organic Growth M&A Share Repurchases Special Dividend Dividends

We are Delivering Results Since the IPO in March 2010, FIBK has delivered a 309% total return to shareholders Source: Bloomberg 309.73% -100 -50 0 50 100 150 200 250 300 350 400 450 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 P e rc e n t (% ) FIBK: TOTAL RETURN (03/23/2010 THROUGH 12/31/2021)

Appendix Page 41

Non-GAAP Financial Measures Page 42 This presentation contains pre-provision net revenue (PPNR) which is a non-GAAP financial measure that management uses to evaluate our performance relative to our targeted capital adequacy standards. PPNR is calculated as net-interest income plus non-interest income less non- interest expense. The non-GAAP financial measure may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. It also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, including the most directly comparable GAAP financial measure, which is net income before tax. Management believes the non-GAAP financial measure, which is intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our continuing operations, is useful to investors in evaluating the Company’s performance. See the Non-GAAP Financial Measures reconciliation table included below for a reconciliation of the non-GAAP financial measure to its most directly comparable GAAP financial measure.

Non-GAAP Reconciliation Page 43 (Dollars in millions) Pre-Provision Net Revenue (PPNR) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net interest income (GAAP) $128.4 $120.7 $118.8 $126.9 $121.8 Plus: Noninterest income (GAAP) $33.9 $38.1 $35.3 $39.7 $37.4 Total revenues (GAAP) $162.3 $158.8 $154.1 $166.6 $159.2 Less: Noninterest expense (GAAP) $97.4 $98.4 $99.0 $105.9 $102.2 PPNR (Non-GAAP) $64.9 $60.4 $55.1 $60.7 $57.0 Less: Provision expense (GAAP) $3.2 ($5.1) $0.0 $0.0 ($9.5) Net income before tax (GAAP) $61.7 $65.5 $55.1 $60.7 $66.5